                                                                   EXHIBIT 10.5


                       FOURTH AMENDMENT TO LOAN AGREEMENT


         THIS FOURTH AMENDMENT TO LOAN AGREEMENT (the "Amendment"), made as of this 15th day of April, 1996 among Metrocall, Inc., a Delaware corporation (the "Borrower"), The Toronto-Dominion Bank, PNC Bank, National Association, The Bank of New York, First Union National Bank of North Carolina, Fleet National Bank, The First National Bank of Boston, Union Bank of California, N.A., NatWest Bank N.A., The Riggs National Bank of Washington, D.C., Royal Bank of Canada and IBJ Schroder Bank & Trust Company (collectively, the "Banks") and Toronto Dominion (Texas), Inc., as administrative agent for the Banks (the "Administrative Agent"),

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Administrative Agent and the Banks are parties to that certain Loan Agreement dated as of August 31, 1994, as amended by that certain First Amendment to Loan Agreement dated as of November 30, 1994, as amended by that certain Second Amendment to Loan Agreement dated as of April 28, 1995, and as further amended by that certain Third Amendment to Loan Agreement dated as of October 2, 1995 (the "Loan Agreement"); and

         WHEREAS, the Borrower has requested the Administrative Agent and the Banks to agree to amend and waive certain provisions of the Loan Agreement as provided herein;

         NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

1.       Amendments to Article 1.

         (a) Article 1 of the Loan Agreement, Definitions, is hereby amended by deleting the existing definition of "Change in Control Event" in its entirety and by substituting the following in lieu thereof:

                 "`Change in Control Event' shall mean the occurrence of any of the following events or the existence of any of the following conditions: (i) a person or entity or group (as that term is used in
         Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of persons or entities shall have become the beneficial owner of a majority (by voting power or otherwise) of the securities of the Borrower ordinarily having the right to vote in the election of directors, (ii) during any consecutive three-year period
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         commencing on or after September 27, 1995, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any directors who are members of such Board of Directors of the Borrower on September 27, 1995 and any new directors whose election by such Board of Directors of the Borrower or whose nomination for election by the stockholders of the Borrower was approved by a vote of 66 2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office, (iii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Borrower to any person or entity or group (as defined above in this definition) of persons or entities (other than any wholly owned Subsidiary of the Borrower),
         (iv) the merger or consolidation of the Borrower with or into another corporation or the merger of another corporation into the Borrower with the effect that immediately after such transaction any person or entity or group (as defined above in this definition) of persons or entities shall have become the beneficial owner of securities of the surviving corporation of such merger or consolidation representing a majority of the combined voting power of the outstanding securities of the surviving corporation ordinarily having the right to vote in the election of directors, (v) the adoption of a plan leading to the liquidation or dissolution of the Borrower or (vi) or any "change of control" or "change of control event," however designated or denominated, shall have been deemed to have occurred under any agreement of the Borrower or any of its Subsidiaries having an aggregate economic value to such Person exceeding $5,000,000; provided, however, that none of the following, in itself, constitutes or will constitute a Change in Control Event within the meaning of this Agreement: (A) the existence of the Voting Agreement dated as of August 31, 1994, among the Borrower and the other parties thereto, as in effect on September 27, 1995 (the "Voting Agreement"); (B) any termination of the Voting Agreement; (C) any amendment or modification of the Voting Agreement that does not (x) add any Person as a party to the Voting Agreement, (y) increase the number of directors who may be designated by any Person or group thereunder, or (z) purport to bind the Borrower, its Board of Directors or any member of the Borrower's Board of Directors to cause or use efforts to cause any Person to be elected or appointed to serve as an officer of the Borrower or to constitute or appoint any Person to any committee of the Board of Directors of the





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         Borrower (in either case at any time after the Effective Time (as defined in the Voting Agreement)), or otherwise to direct or influence the policies of the Borrower by any means other than the election of directors or the designation of Persons to stand for election as directors; (D) the beneficial ownership by the Stockholders (as such term is defined in the Voting Agreement), collectively, of a majority of the outstanding shares of Common Stock; (E) the sale or disposition of any securities of the Borrower by, or other decrease in the percentage ownership in any class of such securities of, any Stockholder or Stockholders; or (F) the purchase or acquisition of any securities of the Borrower by, or other increase in the percentage ownership in any class of such securities of, any Stockholder or Stockholders; provided further, however, that, notwithstanding the foregoing, (1) the beneficial ownership by any individual Stockholder, by the Metrocall Group or the FirstPAGE Group (as such terms are defined in the Voting Agreement), respectively, or by any other group (as defined above) of which any Stockholder is a part, of a majority (by voting power or otherwise) of securities of the Borrower ordinarily having the right to vote in the election of directors, or
         (2) any transaction or event that constitutes a "Rule 13e-3 transaction" within the meaning of Rule 13e-3(a)(3) of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (or what would constitute such a Rule 13e-3 transaction if the Person effecting such transaction was an affiliate of the Borrower within the meaning of such rule), shall nevertheless constitute a Change in Control Event for all purposes of this Agreement."

         (b) Article 1 of the Loan Agreement, Definitions, is hereby further amended by adding the following definitions of "Board of Directors," "Common Stock" and "Voting Agreement" thereto in the appropriate alphabetical order:

                 "'Board of Directors' when used with reference to the Borrower, shall mean the Board of Directors of the Borrower, or the Executive Committee of the Board of Directors of the Borrower."

                 "'Common Stock' shall mean, in respect of any Person, Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person."





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                 "'Voting Agreement' shall have the meaning ascribed to such term in the definition of "'Change in Control Event'."

2.       Amendments to Schedules to Loan Agreement.

         (a) Schedule 4 to the Loan Agreement, Litigation, is hereby amended by deleting the existing Schedule 4 in its entirety and by substituting the attached Schedule 4, Litigation, in lieu thereof.

         (b) Schedule 5 to the Loan Agreement, Agreements with Affiliates, is hereby amended by deleting the existing Schedule 5 in its entirety and by substituting the attached Schedule 5, Agreements with Affiliates, in lieu thereof.

3. Waiver of Default. The Administrative Agent and the Banks hereby waive any Default or Event of Default which may have arisen under Section 8.1(p) of the Loan Agreement due the fact that Christopher A. Kidd is no longer the chief executive officer of the Borrower.

4. Strict Compliance. Except for the amendments and waiver set forth above, the text of the Loan Agreement shall remain unchanged and in full force and effect. The amendments and waiver agreed to herein shall not constitute a modification of the Loan Agreement or a course of dealing with the Administrative Agent and the Banks, or any of them, at variance with the Loan Agreement such as to require further notice by the Administrative Agent, the Banks, the Majority Banks, or any of them, to require strict compliance with the terms of the Loan Agreement, as amended by this Amendment, in the future.

5. Representations and Warranties. The Borrower hereby represents and warrants to and in favor of the Administrative Agent and the Banks as follows:

         (a) Each representation and warranty set forth in Article 4 of the Loan Agreement, as amended hereby, is hereby restated and affirmed as true and correct in all material respects as of the date hereof, except to the extent previously fulfilled in accordance with the terms of the Loan Agreement, as amended hereby, and to the extent relating specifically to the Agreement Date or otherwise inapplicable;

         (b) The Borrower has the corporate power and authority (i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;





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         (c)     This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories of the Borrower, and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms; and

         (d) The execution and delivery of this Amendment and performance by the Borrower under the Loan Agreement, as amended hereby, does not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower which has not already been obtained, nor be in contravention of or in conflict with the Certificate of Incorporation or By-Laws of the Borrower, or any provision of any statute, judgment, order, indenture, instrument, agreement, or undertaking, to which the Borrower is party or by which the Borrower's assets or properties are bound.

6. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to:

                 (i) the truth and accuracy of the representations and warranties contained in Section 4 hereof;

                 (ii) receipt by the Administrative Agent and the Banks of a signed legal opinion of Wilmer, Cutler & Pickering, counsel to the Borrower and its Subsidiaries, in form and substance satisfactory to the Administrative Agent and its special counsel;

                 (iii) receipt by the Administrative Agent and the Banks of a certificate of incumbency with respect to each Authorized Signatory of the Borrower, in form and substance satisfactory to the Administrative Agent and its special counsel; and

                 (iv)     receipt of any other documents that the
         Administrative Agent, the Banks, or any of them, may reasonably request, certified by an officer of the Borrower if so requested.

7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

8. Law of Contract. This Amendment shall be deemed to be made pursuant to the laws of the State of New York and shall be construed, interpreted, performed and enforced in accordance therewith.





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9.       Loan Document.  This Amendment shall constitute a Loan Document.

10. Effective Date. Upon satisfaction of the conditions precedent referred to in Section 5 above, this Amendment shall be effective as of April 15, 1996.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]





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         IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute, deliver and seal this Amendment as of the day and year first above written, to be effective as set forth in Section 9 hereof.


BORROWER:                         METROCALL, INC., a Delaware corporation


                                  By:                 [SIG]
                                      -------------------------------------------------------
                                           Its:      Chief Financial  Officer and Treasurer
                                                ---------------------------------------------

[CORPORATE SEAL]                  Attest:             /s/ SHIRLEY B. WHITE
                                          ---------------------------------------------------
                                           Its:      Assistant Secretary
                                                ---------------------------------------------


ADMINISTRATIVE                    TORONTO DOMINION (TEXAS), INC., as
AGENT:                            Administrative Agent


                                  By:                 /s/ SOPHIA D. SGAIL
                                      -------------------------------------------------------
                                      Name:
                                            -------------------------------------------------
                                      Title:
                                             ------------------------------------------------


BANKS:                            THE TORONTO-DOMINION BANK


                                  By:                /s/ SOPHIA D. SGAIL
                                     --------------------------------------------------------
                                      Name:
                                            -------------------------------------------------
                                      Title:
                                             ------------------------------------------------


                                  PNC BANK, NATIONAL ASSOCIATION


                                  By:                /s/ KELLEY L. CLAYPOOL
                                      -------------------------------------------------------
                                      Name:        Kelley L. Claypool
                                            -------------------------------------------------
                                      Title:       Banking Officer
                                             ------------------------------------------------


                                  THE BANK OF NEW YORK


                                  By:                /s/ EDWARD F. RYAN, JR.
                                      -------------------------------------------------------
                                      Name:        Edward F. Ryan, Jr.
                                            -------------------------------------------------
                                      Title:        Senior Vice President
                                             ------------------------------------------------

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
                                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                                  By:               [SIG]
                                      -------------------------------------------------------
                                      Name:
                                            -------------------------------------------------
                                      Title:
                                             ------------------------------------------------


                                  FLEET NATIONAL BANK


                                  By:               /s/ ALEXANDER G. IVANOV
                                      -------------------------------------------------------
                                      Name:         Alexander G. Ivanov
                                            -------------------------------------------------
                                      Title:        Banking Officer
                                             ------------------------------------------------


                                  By:               /s/ JEFFREY R. GREENE
                                      -------------------------------------------------------
                                      Name:         Jeffrey R. Greene
                                            -------------------------------------------------
                                      Title:        Banking Officer
                                             ------------------------------------------------


                                  THE FIRST NATIONAL BANK OF BOSTON


                                  By:               /s/ MARY E. MEDUSKI
                                      -------------------------------------------------------
                                      Name:         Mary E. Meduski
                                            -------------------------------------------------
                                      Title:        Director
                                             ------------------------------------------------


                                  UNION BANK OF CALIFORNIA, N.A.


                                  By:               /s/ JOHN C. LEE
                                      -------------------------------------------------------
                                      Name:         John C. Lee
                                            -------------------------------------------------
                                      Title:        Banking Officer
                                             ------------------------------------------------


                                  NATWEST BANK N.A.


                                  By:               /s/ TANYA CROSSLEY
                                      -------------------------------------------------------
                                      Name:         Tanya Crossley
                                            -------------------------------------------------
                                      Title:        Vice President
                                             ------------------------------------------------
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
                                  THE RIGGS NATIONAL BANK OF WASHINGTON, D.C.


                                  By:               /s/ ANA G. TESTBLUM
                                      -------------------------------------------------------
                                      Name:         Ana G. Testblum
                                            -------------------------------------------------
                                      Title:        Vice President
                                             ------------------------------------------------


                                  ROYAL BANK OF CANADA


                                  By:               /s/ JOHN P. PAGE
                                      -------------------------------------------------------
                                      Name:         John P. Page
                                            -------------------------------------------------
                                      Title:         Senior Manager
                                             ------------------------------------------------


                                  IBJ SCHRODER BANK & TRUST COMPANY


                                  By:            /s/ M. MCLAUGHLIN
                                      -------------------------------------------------------
                                      Name:      M. Mclaughlin
                                             ------------------------------------------------
                                      Title:     Vice President
                                             ------------------------------------------------
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